CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Oct. 31, 2011	Oct. 31, 2010
Stockholders' equity:
Preferred stock par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock shares authorized (in shares)	125	125
Common stock par value (in dollars per share)	$ 0.01	$ 0.01
Common stock shares authorized (in shares)	2,000	2,000
Common stock issued (in shares)	591	579
Treasury stock, at cost (in shares)	244	233